Date: 26 March 2024

AMENDMENT N°1 TO THE SALE AND PURCHASE AGREEMENT DATED 17 NOVEMBER 2023
by and between

The Sellers
and
The Purchaser

THIS AMENDMENT N°1 TO THE SALE AND PURCHASE AGREEMENT DATED 17 NOVEMBER 2023, is made by and between:
1.The Persons listed under Schedule 1,
(hereinafter referred to individually by his/her patronymic name or as an “Individual Seller” and collectively as the “Individual Sellers”)
2.The Persons listed under Schedule 2,
(hereinafter referred to individually by his/her patronymic name or as a “Co-InvestCos Shareholder” and collectively as the “Co-InvestCos Shareholders”)
3.SK Impact Group S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, whose registered office is at 53, Boulevard Royal, L-2449 Luxembourg (Grand Duchy of Luxembourg), registered under number B249043, duly represented for the purpose hereof;
(hereinafter “Financial Seller”)
4.Ipack, a société par actions simplifiée organized under the laws of France, whose registered office is at 73, boulevard Haussmann, 75008 Paris, registered with the Trade and Companies Registry under number 894 418 771;
(hereinafter “Ipack”)
5.Ipack II, a société par actions simplifiée organized under the laws of France, whose registered office is at 73, boulevard Haussmann, 75008 Paris, registered with the Trade and Companies Registry under number 894 027 051;
(hereinafter “Ipack II”)
6.Fuluolin II, a société par actions simplifiée organized under the laws of France, whose registered office is at 73, boulevard Haussmann, 75008 Paris, registered with the Trade and Companies Registry under number 894 023 233;
(hereinafter “Fuluolin II”, the above Parties from 4 to 6 being hereinafter referred to individually as a “Co-InvestCo” and collectively as the “Co-InvestCos”)
(the above Parties from 1 to 6 acting on a several basis (conjointement) and not jointly and severally (solidairement) for the purpose of this Agreement, being hereinafter referred to individually as a “Seller” and collectively as the “Sellers”)
7.Greif France Holding SAS, a société par actions simplifiée organized under the laws of France, having its registered office at Chemin du Gord 76120 Le Grand- Quevilly, France, registered with the Trade and Company Register of Rouen under number 982 900 078;
(hereinafter the “Purchaser”)1
The Sellers and the Purchaser being hereinafter collectively referred to as the “Parties” and individually as a “Party”.
IN THE PRESENCE OF
8.Ipackchem Group SAS, a société par actions simplifiée organized under the laws of France, whose registered office is at 73, boulevard Haussmann, 75008 Paris, registered with the Trade and Companies Registry under number 799 279 625;
(hereinafter the “US Seller”)

9.Greif Packaging LLC, a Delaware limited liability company, whose principal place of business is 425 Winter Road, Delaware, Ohio 40315, registered with the Secretary of State of the State of Delaware under number 2023645;
(hereinafter the “US Purchaser”)
WHEREAS
(A)On 17 November 2023, Greif International Holding B.V., to which Greif France was substituted as the Purchaser pursuant to a substitution notice dated 19 February 2024, entered into a sale and purchase agreement (the Agreement) with the Sellers (as this term is defined in the SPA) in relation the acquisition, directly or indirectly, of all of the securities issued by Impact Topco Holdings, a société par actions simplifiée incorporated under the laws of France, whose registered office is at 73, boulevard Haussmann, 75008 Paris, France, registered with the Trade and Companies Registry under number 891 813 313 RCS Paris.
(B)In order to make certain amendments to the SPA, the Parties have agreed to execute this amendment to the SPA (the Amendment Agreement).
(C)Save as otherwise expressly provided herein, words and expressions defined in the Agreement shall have the same meaning herein.
IT IS AGREED THAT
1AMENDMENT TO CLAUSE 5.7 OF THE AGREEMENT
The Parties agree to amend paragraphs 5.7.2 and 5.7.3 of Clause 5.7 (US Carve-Out) the Agreement, which should be replaced by the following paragraphs:
“5.7.2    The aggregate price payable by the US Purchaser to the US Seller for the US Securities shall be EUR 18,400,000 (the “US Price”).
5.7.3    The US Price shall be left outstanding on an intercompany account, as an intercompany receivable due by the US Seller to the US Purchaser.”
2AMENDMENT TO CLAUSE 11.13 OF THE AGREEMENT
The Parties acknowledge and agree that any notice or other communication required or permitted to be given or made pursuant to this Agreement to the Purchaser shall be sent to the Persons and at the address set forth below or to such other Persons or at such other addresses as hereafter may be furnished by either Party by like notice to the other:
For the Purchaser:
Name:    Greif France Holding SAS
For the attention of:    Philippe Marty
Address:    Chemin du Gord 76120 Le Grand- Quevilly, France
E-mail address:    philippe.marty@greif.com
with a copy to:
Name:    Greif Inc
For the attention of:    General Counsel and VP Legal Affairs EMEA & APAC
Address:    425 Winter Road | Delaware, Ohio 43015, United States
E-mail address:    Gary.Martz@Greif.com and wanda.vanengelen@greif.com
and to:
Name:    Allen & Overy
For the attention of:    Romy Richter
Address:    32 rue François 1er, 75008 Paris, France
E-mail address:    romy.richter@allenovery.com
Paragraph 11.13.1 of Clause 11.13 (Notices) shall be deemed to be amended accordingly.

3EFFECTIVE DATE
This Amendment Agreement shall enter into force on 26 March 2024, before Completion (and for the avoidance of doubt, before completion of the US Carve-Out).
4NO FURTHER AMENDMENT
Except as specifically provided for by articles 1 and 2 of this Amendment Agreement, the Agreement shall remain fully in force between the Parties in its original terms and conditions.
The Parties agree that any reference to the Agreement shall be construed as a reference to the Agreement, as amended and supplemented by this Amendment Agreement.
5MISCELLANEOUS
Clauses 11.14 and 11.16 to 11.24 of the Agreement shall apply mutatis mutandis to this Agreement.
The Parties hereby agree that, as a matter of evidence agreement (convention de preuve), this Amendment Agreement is signed electronically in accordance with the European and French regulations in force, in particular Regulation (EU) No. 910/2014 of the European Parliament and of the Council dated July 23, 2014 and articles 1367 et seq. of the French Civil Code. For this purpose, the Parties agree to use the online platform DocuSign (www.docusign.com). Each of the Parties decides (i) that the electronic signature which it attaches to this Amendment Agreement has the same legal value as its handwritten signature and (ii) that the technical means implemented in the context of this signature confer a definite date (date certaine) to this Amendment Agreement.
Each of the Parties acknowledges and accepts that the signature process used by the Parties to electronically sign this Amendment Agreement enables each of them to have a copy of this document on a durable medium or to have access to it, in accordance with Article 1375 paragraph 4 of the French Civil Code.
[Signature page follows]

/s/ JEAN-PHILIPPE MORVAN	/s/ JEAN-PHILIPPE MORVAN
The Person listed under Schedule 1 Represented by: Jean-Philippe Morvan Title: Duly authorised	The Person listed under Schedule 2 Represented by: Jean-Philippe Morvan Title: Duly authorised

/s/ ANTOINE VIGUIE
/s/ BERTRAND LHOMME
SK Impact Group S.à r.l Represented by: Antoine Viguié Title: Duly authorised

/s/ JEAN-PHILIPPE MORVAN	/s/ JEAN-PHILIPPE MORVAN
Ipack SAS Represented by: Jean-Philippe Morvan Title: Président	Ipack II SAS Represented by: Jean-Philippe Morvan Title: Président

/s/ JEAN-PHILIPPE MORVAN	/s/ JEAN-PHILIPPE MORVAN
Fuluolin II SAS Represented by: Jean-Philippe Morvan Title: Président	Ipackchem Group SAS Represented by: JPack International Title: Président Itself represented by: Impact Topco Holdings Title: Président Itself represented by: Jean-Philippe Morvan Title: Président

/s/ WANDA VAN ENGELEN	/s/ GARY MARTZ
Greif France Holding SAS Represented by: Wanda van Engelen Title: Managing Director	Greif Packaging LLC Represented by: Gary Martz Title: Executive Vice President